                                      PMCC

COMMON STOCK
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                           CUSIP
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT



is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                         OF $0.01 PAR VALUE PER SHARE OF


PMCC FINANCIAL CORP. (hereinafter called the (3)Corporation(2)), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned for transfer.

     This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, as amended from time to time. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile seal to be affixed hereto.


Date:



Secretary

                                     [SEAL]


                                            Chairman and Chief Executive Officer



Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY
         (New York, N.Y.)
                                    Transfer Agent
                                    and Registrar,

By
                              Authorized Signature.





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     The Corporation is authorized to issue more than one class of stock, including a class of Preferred Stock which may be issued in one or more series. The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the designations, preferences, limitations or relative rights of the shares of each class authorized to be issued and, as to shares of Preferred Stock, the variations in the relative rights and preferences between the shares of each series so far as the same h ave been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as
          tenants in common






UNIF GIFT MIN ACT-                    Custodian
                   ------------------            ---------------------
                        (Cust)                          (Minor)

                                               under Uniform Gifts to Minors Act




                                               ---------------------------------
                                                           (State)


    Additional abbreviations may also be used though not in the above list.

For value received,                                                     hereby
                    ---------------------------------------------------
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 -------------------------------------
|                                     |
|                                     |
 -------------------------------------------------------------------------------

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             Please print or typewrite name and address of assignee

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                                                                          Shares
-----------------------------------------------------------------------
of the Common Stock evidenced by this Certificate, and do hereby irrevocably

constitute and appoint                                          , Attorney,
                       ----------------------------------------

to transfer the said shares on the books of the within named Corporation, with full power of substitution.
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Date
     -------------------------------        -----------------------------------
                                                        Signature

                                            -----------------------------------
                                                        Signature

                                             NOTICE: The Signature to this
                                             Assignment must correspond with the
                                             name as written upon the face of
                                             the Certificate in every
                                             particular, without alteration or
                                             enlargement, or any change
                                             whatever.



Signature(s) Guaranteed:


--------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.